              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d)of
                       the Securities Exchange Act of1934

         Date of Report (Date of earliest event reported) April 15, 2004

                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-04                               32-6022141
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                   INFORMATION TO BE INCLUDED IN THE REPORT

--------------------------------------------------------------------------------

Item 5.  Other Events.

          On April 15, 2004, Registrant made available the
          Monthly Servicer Certificates for the Period of March 2004
          for the Navistar Financial 2003-A Owner Trust,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be signed  on its  behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL 2003-A OWNER TRUST
        (Exact name of Registrant as specified in its charter)

Date:  April 26, 2004                     By:/s/ Paul E. Martin
                                          ------------------------
                                          Paul E. Martin
                                          Vice President & Controller

--------------------------------------------------------------------------------

                                 EXHIBIT INDEX

Exhibit No.    Description

20   Navistar Financial 2003-A Owner Trust
     Monthly Servicer Certificate #11, dated April 15, 2004

-===============================================================================
                                   EXHIBIT 20

                    Navistar Financial 2003 - A Owner Trust
                          For the Month of March 2004
                       Distribution Date of April 15, 2004
                          Servicer Certificate  #11

Original Pool Amount                                 $326,316,883.05
Subsequent Receivables (transferred 06/05/03)         $67,372,775.52
Subsequent Receivables (transferred 07/07/03)        $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                  $0.00
Subsequent Receivables (transferred xx/xx/xx)                  $0.00
Beginning Pool Balance                               $339,057,079.40
Beginning Pool Factor                                      0.6781151

Principal and Interest Collections:
   Principal Collected (Incl. Servicer Advance Repay) $15,900,575.87
   Interest Collected                                  $2,038,534.36
   Mandatory Prepayments                                       $0.00
Additional Deposits:

   Repurchase Amounts                                          $0.00

   Liquidation Proceeds / Recoveries                     $304,746.72
Total Additional Deposits                                $304,746.72

Repos / Chargeoffs                                       $373,553.62
Aggregate Number of Notes Charged Off                             87

Total Available Funds                                 $17,499,707.51

Ending Pool Balance                                  $323,527,099.35
Ending Pool Factor                                         0.6470551

Servicing Fee                                            $282,547.57
 Memo:  Servicer will allocate $1,500.00 of Servicing
        Fee as Administration Fee

Repayment of Servicer Advances                           $744,149.44
----------------------------------------------------------------
Memo Item - Reserve Account
   Prior Month Balance                                $18,696,001.86
   Trans Base                                                  $0.00
   Trans Low/0%                                                $0.00
   Invest. Income                                         $14,679.06
   Excess Serv.                                        $1,170,143.18
   Transfer (to)                                               $0.00
                                                         -----------
   Collections Acct
   Beginning Balance                                  $19,880,824.10
----------------------------------------------------------------
Reserve Account:
   Beginning Balance  (see Memo Item)                $19,880,824.10
   Target Percentage                                           5.50%
   Target Balance                                    $17,793,990.46
   Specified Yield Supplement Amount                     $34,300.59
   Specified Yield Supplement Amount                          $0.00
   Specified Reserve Account Balance                 $17,828,291.05
   Minimum Balance                                    $9,999,985.97
   (Release) / Deposit                               ($2,052,533.05)
   Ending Balance                                    $17,828,291.05
----------------------------------------------------------------
Current Weighted Average APR:                                 7.301%
----------------------------------------------------------------
----------------------------------------------------------------
Current Weighted Average Remaining Term (months):             41.51
----------------------------------------------------------------

Delinquencies                                           Dollars    Notes
                                                     -----------   ----
   Installments:                        1 - 30 days  1,627,658.98  1,527
                                        31 - 60 days   346,776.98    358
                                        60+  days      134,138.23     79

   Total:                                            2,108,574.19  1,560

   Balances:                            60+  days    1,536,957.16     79

 -----------------------------------------------------------------------------------------------------------------------------------

                                              Navistar Financial 2003 - A Owner Trust
                                                   For the Month of March 2004
                                                                        NOTES
                                        TOTAL          CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4     CLASS B NOTES
Original Pool Amount               $500,000,000.00  $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00   $18,750,000.00
Distributions:
     Distribution Percentages  1                              0.00%          96.25%          0.00%            0.00%            3.75%
     Coupon                                                 1.2500%         1.3100%        1.7300%          2.2400%          3.0800%

Beginning Pool Balance             $339,057,079.40
Ending Pool Balance                $323,527,099.35

Collected Principal                 $15,156,426.43
Collected Interest                   $2,038,534.36
Charge - Offs                          $373,553.62
Liquidation Proceeds / Recoveries      $304,746.72
Servicing & Administration Fee     $282,547.57
Investment Earnings from Pre-Funding Acct.   $0.00
Cash Transfer from Negative Carry Acct.      $0.00
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Total Collections Avail for Debt Svc$17,217,159.94

Beginning Balance                  $339,057,079.40           $0.00 $101,904,938.92 $113,000,000.00 $108,250,000.00   $15,902,140.48

Interest Due 2                         $517,036.71           $0.00     $111,246.22     $162,908.33     $202,066.67       $40,815.49
Interest Paid                          $517,036.71           $0.00     $111,246.22     $162,908.33     $202,066.67       $40,815.49
Principal Due                       $15,529,980.05           $0.00  $14,947,605.80           $0.00           $0.00      $582,374.25
Mandatory Prepayments Class A-1 only **      $0.00           $0.00
Principal Paid                      $15,529,980.05           $0.00  $14,947,605.80           $0.00           $0.00      $582,374.25

Ending Balance                     $323,527,099.35           $0.00  $86,957,333.12 $113,000,000.00 $108,250,000.00   $15,319,766.23
Note / Certificate Pool Factor
    (Ending Bal/Original Pool Amt)                          0.0000          0.4969          1.0000          1.0000           0.8171

Total Distributions
                                    $16,047,016.76           $0.00  $15,058,852.02     $162,908.33     $202,066.67      $623,189.74

Interest Shortfall                           $0.00           $0.00           $0.00           $0.00           $0.00            $0.00
Principal Shortfall                          $0.00           $0.00           $0.00           $0.00           $0.00            $0.00
     Total Shortfall                         $0.00           $0.00           $0.00           $0.00           $0.00            $0.00

Excess Servicing
     (see Memo Item - Reserve Acct   $1,170,143.18

     Beginning Reserve Acct Balance $19,880,824.10
     (Release) / Draw               ($2,052,533.05)
     Ending Reserve Acct Balance    $17,828,291.05

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1 Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Reporting Period    ($744,149.44)
   Total Outstanding Servicer Advances            $3,066,915.09
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                               Navistar Financial 2003 - A Owner Trust
                                                   For the Month of March 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                       5                 4               3               2               1              0
                                    Oct-03            Nov-03           Dec-03          Jan-04          Feb-04         Mar-04

Remaining Gross Balance         $481,037,541.53    $456,809,418.08  $439,795,299.46 $420,212,793.26  $402,892,174.76 $384,122,571.57

A) Loss Trigger:
Principal of Contracts Charged Off  $519,229.68        $191,162.85      $136,519.62     $374,105.55      $253,135.07     $373,553.62
Recoveries                          $398,860.57        $250,609.12      $114,505.27     $200,605.98      $143,473.89     $304,746.72

Total Charged Off (Months 5,4,3)    $846,912.15
Total Recoveries (Months 3,2,1)     $458,585.14
                               ------------------
Net Loss/(Recoveries) for 3 Mos     $388,327.01 (a)

Total Balance (Months 5,4,3)  $1,377,642,259.07 (b)

Loss Ratio Annualized [(a/b)*(12)]       0.3383%

Trigger: Is Ratio > 1.5%                      No

                                                                                     Jan-04         Feb-04         Mar-04
B) Delinquency Trigger:
   Balance delinquency 60+ days                                                   $1,492,041.83  $2,370,701.60  $1,536,957.16
   As % of Remaining Gross Balance                                                     0.35507%       0.58842%       0.40012%
   Three Month Average                                                                 0.36721%       0.46552%       0.44787%

Trigger: Is Average > 2.0%                    No

C) Noteholders Percent Trigger:
   Ending Reserve Account Balance        3.5657%
   not less than 1% of Initial Aggregate
   Receivables Balance

Trigger: Is Minimum < 1.0%                    No

Beginning Balance-Back-up
    Servicer Acct                    $250,000.00
plus:    Monthly Interest Earned         $194.10
less:    Mthly Interest Earned
               returned to NFC          ($194.10)
less:    Activity for month                $0.00
Ending Balance-Back-up Servicer Acct $250,000.00

====================================================================================================================================